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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): December 20, 2001



                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                    333-56242             13-3836437
  (State or Other Jurisdiction          (Commission          (I.R.S. Employer
        of Incorporation)                File Number)        Identification No.)


        245 Park Avenue                                             10167
       New York, New York                                         (Zip Code)
      (Address of Principal
        Executive Offices)







       Registrant's telephone number, including area code: (212) 272-4095

                                    No Change
 -------------------------------------------------------------------------------



          (Former name or former address, if changed since last report)



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         Item 2.           Acquisition or Disposition of Assets
                           ------------------------------------

Description of the Notes and the Mortgage Loans

                  Bear Stearns Asset Backed Securities, Inc. registered issuances of up to $3,900,000.00 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-56242) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2001-4 (the "Trust") issued approximately $322,320,000 in aggregate principal amount of its Mortgage-Backed Notes (the "Notes"), on December 20, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 2001, between ABFS Mortgage Loan Trust 2001-4 (the "Trust") and JPMorgan Chase Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of one class, Class A (the "Class A Notes") and one class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of two pools of fixed-rate business and consumer purpose home equity loans (the "Mortgage Loans") secured by first or second lien mortgages (the "Mortgages") primarily on residential real properties (the "Mortgage Properties"). Interest distributions on the Class A Notes are based on the Note Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A Notes is 5.35% per annum.

                  The Class A Notes have an original Note Principal Balance of $322,320,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated December 3, 2001 and the Prospectus Supplement dated December 3, 2001 filed pursuant to Rule 424(b) (5) of the Act on December 13, 2001.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated December 3, 2001, between Bear Stearns Asset Backed Securities, Inc. and Bear, Stearns & Co. Inc.

         1.2 Indemnification Agreement, dated as of December 20, 2001, between MBIA Insurance Corporation, Bear, Stearns & Co. Inc. and Credit Suisse First Boston.




                                        2
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         4.1      Indenture, dated as of December 1, 2001, between ABFS Mortgage
                  Loan Trust 2001-4 and JPMorgan Chase Bank.

         4.2 Unaffiliated Seller's Agreement, dated as of December 1, 2001, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, American Business Mortgage Services, Inc., ABFS 2001-4, Inc. and Bear Stearns Asset Backed Securities, Inc.

         4.3 Sale and Servicing Agreement, dated as of December 1, 2001, among Bear Stearns Asset Backed Securities, Inc., American Business Credit, Inc., JPMorgan Chase Bank and ABFS Mortgage Loan Trust 2001-4.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Bear Stearns Asset Backed Securities, Inc. regarding certain tax matters.

         10.1     Note Insurance Policy, dated December 20, 2001.










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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BEAR STEARNS ASSET BACKED SECURITIES,
                                             INC.
                                             As Depositor and on behalf of ABFS
                                             Mortgage Loan Trust 2001-4
                                             Registrant


                                        By:  /s/   JONATHAN LIEBERMAN
                                            ------------------------------------
                                            Name:  Jonathan Lieberman
                                            Title: Senior Managing Director





         Dated:  December 26, 2001



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                          Description
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   1.1                               Underwriting Agreement, dated December 3,
                                     2001, between Bear Stearns Asset Backed
                                     Securities, Inc. and Bear, Stearns & Co.
                                     Inc.

   1.2 Indemnification Agreement, dated as of December 20, 2001, between MBIA Insurance Corporation, Bear, Stearns & Co. Inc. and Credit Suisse First Boston.

   4.1 Indenture, dated as of December 1, 2001, between ABFS Mortgage Loan Trust 2001-4 and JPMorgan Chase Bank.

   4.2 Unaffiliated Seller's Agreement, dated as of December 1, 2001, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, American Business Mortgage Services, Inc., ABFS 2001-4, Inc. and Bear Stearns Asset Backed Securities, Inc.

   4.3 Sale and Servicing Agreement, dated as of December 1, 2001, among Bear Stearns Asset Backed Securities, Inc., American Business Credit, Inc., JPMorgan Chase Bank and ABFS Mortgage Loan Trust 2001-4.

   8.1 Opinion of Dewey Ballantine LLP, Counsel to Bear Stearns Asset Backed Securities, Inc. regarding certain tax matters.

  10.1                               Note Insurance Policy, dated December 20,
                                     2001.